UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 14, 2017

ARMOUR Residential REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach, Florida	32963

(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2017 annual meeting of stockholders at 8:00 a.m. (EDT) on June 14, 2017, for the purpose of: (i) electing nine (9) directors to ARMOUR’s Board of Directors until its 2018 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2017; and (iii) approving, by a non-binding advisory vote, ARMOUR’s 2016 executive compensation. For more information on the proposals described below, please refer to ARMOUR’s proxy statement dated May 1, 2017. As of the record date of April 21, 2017, there were a total of 36,732,333 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 31,526,686 shares of common stock, or approximately 85.8% of the shares outstanding and entitled to vote at the annual meeting, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — To elect nine (9) directors to ARMOUR’s Board of Directors until its 2018 annual meeting of stockholders and until their successors are duly elected and qualified.

The nine (9) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2018 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	14,317,344	826,684	16,382,658
Jeffrey J. Zimmer	14,321,607	822,421	16,382,658
Daniel C. Staton	13,743,281	1,400,747	16,382,658
Marc H. Bell	12,659,865	2,484,163	16,382,658
Carolyn Downey	12,773,838	2,370,190	16,382,658
Thomas K. Guba	12,839,654	2,304,374	16,382,658
Robert C. Hain	12,782,866	2,361,162	16,382,658
John P. Hollihan, III	14,589,869	554,159	16,382,658
Stewart J. Paperin	14,581,085	562,943	16,382,658

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2017.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2017. The proposal received the following final voting results:

For	Against	Abstain
30,916,553	475,452	134,681

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2016 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2016 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
13,834,923	1,001,372	307,733	16,382,658

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2017

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer